EF HUTTON INVESTOR CONFERENCE May 2023

SAFE HARBOR STATEMENTS AND NON-GAAP FINANCIAL MEASURES 2 Certain statements in this Annual Report on Form 10-K constitute forward-looking statements within the meaning of the federal securities laws, which are subject to the "safe harbor" created by Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act").. As a general matter, forward-looking statements are those focused upon future plans, objectives or performance as opposed to historical items and include statements of anticipated events or trends and expectations and beliefs relating to matters not historical in nature. Such forward-looking statements involve known and unknown risks and are subject to uncertainties and factors relating to Core Molding Technologies' operations and business environment, all of which are difficult to predict and many of which are beyond Core Molding Technologies' control. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expect,” “intend,” “plans,” “projects,” “believes,” “estimates,” “encouraged,” “confident” and similar expressions are used to identify these forward-looking statements. These uncertainties and factors could cause Core Molding Technologies' actual results to differ materially from those matters expressed in or implied by such forward-looking statements. Core Molding Technologies believes that the following factors, among others, could affect its future performance and cause actual results to differ materially from those expressed or implied by forward-looking statements made in this presentation: business conditions in the plastics, transportation, power sports, utilities and commercial product industries (including changes in demand for truck production); federal and state regulations (including engine emission regulations); general economic, social, regulatory (including foreign trade policy) and political environments in the countries in which Core Molding Technologies operates; the adverse impact of coronavirus (COVID-19) global pandemic on our business, results of operations, financial position, liquidity or cash flow, as well as impact on customers and supply chains; safety and security conditions in Mexico; fluctuations in foreign currency exchange rates; dependence upon certain major customers as the primary source of Core Molding Technologies’ sales revenues; efforts of Core Molding Technologies to expand its customer base; the ability to develop new and innovative products and to diversify markets, materials and processes and increase operational enhancements; ability to accurately quote and execute manufacturing processes for new business; the actions of competitors, customers, and suppliers; failure of Core Molding Technologies’ suppliers to perform their obligations; the availability of raw materials; inflationary pressures; new technologies; regulatory matters; labor relations and labor availability as well as possible work stoppages or labor disruptions at one or more of our union locations or one of our customer or supplier locations; the loss or inability of Core Molding Technologies to attract and retain key personnel; the ability to successfully identify, evaluate and manage potential acquisitions and to benefit from and properly integrate any completed acquisitions; federal, state and local environmental laws and regulations; the availability of sufficient capital; the ability of Core Molding Technologies to provide on-time delivery to customers, which may require additional shipping expenses to ensure on-time delivery or otherwise result in late fees and other customer charges; risk of cancellation or rescheduling of orders; management’s decision to pursue new products or businesses which involve additional costs, risks or capital expenditures; inadequate insurance coverage to protect against potential hazards; equipment and machinery failure; product liability and warranty claims; and other risks identified from time to time in Core Molding Technologies’ other public documents on file with the Securities and Exchange Commission, including those described in Item 1A of the December 31, 2022 Annual Report on Form 10-K. This presentation includes certain non-GAAP financial measures to describe our performance. The reconciliation of those measure to GAAP measures are provided within the appendix of the presentation. Those disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

US 36% Canada 26% Mexico 38% CORE MOLDING TECHNOLOGIES The most reliable, innovative and responsive partner in engineered materials and manufacturing solutions: SOLUTION | INNOVATION | MANUFACTURING Diversified Portfolio with Long Term Customer Relationships Building Products Industrial & Utilities Power Sports Transportation (1) Based on 2022 sales by Core production location. 2022 Sales By Country $377M(1) Headquartered in Columbus, OH Employees 1,986 NYSE American CMT Founded in 1980 Adjusted EBITDA 2022 $32M (2) 3 (2) Adjusted EBITDA is a non-GAAP financial measure as defined and reconciled later in this presentation.

Market Leadership Position Innovative solutions - durable, light weight, corrosion-resistant & sustainable Broad North American footprint in United States, Mexico & Canada Few competitors, high barriers to entry Large Addressable Market Addressable market >$10B Expansion in diverse industries, customers, opportunistic and wallet share capture Long-term relationships with blue-chip companies with single-source manufacturing Proprietary, Highly-Engineered Products Single source, technical solutions of structural systems Unique processes & materials on platform of 80 presses Product innovation expertise with product design, functionality & durability Durable Business Model 90% recurring revenues, strong TTM of Sales, Earnings & Adjusted EBITDA Improving return metrics with double–digit returns on capital employed Prudent capital allocation strategy, low debt leverage and liquidity to grow INVESTMENT HIGHLIGHTS 4

> $10B ADDRESSABLE MARKET • Grow wallet share with large customers • Multiple industry channel expansion $2.6B Grow • Market leader in truck & powersports • Focus on higher value solutions Based on management estimates with current process portfolio. Industry Dynamics $2.3B Grow $1.9B Grow $1.9B Grow $0.6B Defend $0.3B Grow $0.3B Defend Powersports 5 Building Products Industrial & Utilities Packaging Consumer Products Truck Construction & Ag. • Infrastructure spending bills • ESG solutions for customers

LARGE NORTH AMERICAN MANUFACTURING FOOTPRINT *Based on 2022 Product Sales 26% 31% 19% 11% 6% 7% Columbus, OH Matamoros, MX Cobourg, Ontario Winona, MN Gaffney, SC Monterrey, MX 80 presses >1.3M Square Feet Product Sales by Facility* 6

INDUSTRY AND CUSTOMER DIVERSIFICATION 44% Truck 24% Power Sports 11% Building Products 8% Industrial & Utilities 13% Other 2022 Net Product Sales By Industry Truck Powersport Building Products Industrial and UtilitiesLong-term relationships with blue-chip companies providing single-source manufacturing arrangements with key customers 7

HOW WE DIVERSIFY 8 Building Products Industrial & Utilities Power Sports Transportation Light Weighting | Durability | Cost Savings | Corrosion Resistance | Parts Consolidation | Recyclability

INDUSTRY LEADER WITH FEW COMPETITORS

Thermoplastic Processes

DLFT
(Direct Long-Fiber)

No significant competitors

Material blending and large press capability

Operations in US and Mexico

SF/SW
(Structural Foam or Web Molding)

One large competitor & a few small single-facility competitors

Material blending and large press capability

Operations in Canada and Mexico

Thermoplastic: Material molded through a thermal process. Parts can be made with recyclable materials and can be recycled at end of life.

Thermoset Processes

SMC
(Sheet and Molding)

Leading providers (including Core) are 90% of industry

Proprietary SMC material and large press capability

Operations in US and Mexico

DCPD
(Reaction Injection Molding)

Leading provider in specialized process with mostly small competitors

Large press capability

Operations in Mexico

Hand Layup
Spray Up

Primary competitors are single-plant facilities

Core operations in Mexico due to heavy labor content

Thermoset: Material molded through chemical reaction process - best for high temp applications.



CORE

CORE MOLDING TECHNOLOGIES

9

Organic and Acquisition, New Industries, Deeper Penetration with Existing Customers Revenue Growth FOUR STRATEGIC GROWTH INITIATIVES 10 Unique, High Value Solutions = Higher Margins Technical Solution Sales Operational Excellence, Continuous Improvement Culture Profitability Improvements Reinvestment in Capacity Expansion and M&A Opportunities Free Cash Flow Generation

Water Systems $62B Investment Roads, Bridges & Major Projects MACRO TAILWINDS FROM THE INFRASTRUCTURE INVESTMENT AND JOBS ACT 11 Broadband $110B Investment $65B Investment

SUSTAINABILITY The Company is committed to sustainable operational excellence that drives long-term value creation, positive corporate citizenship and sustainable solutions for our customers Internal 30x30 environmental strategy – reduce energy, greenhouse gas emissions and waste 30% by 2030 Customer parts consolidation provides lighter weight, longer lasting products Light weighting reduces fuel consumption and greenhouse gas emissions Recyclable materials converts waste into reusable products 12 Inaugural Sustainability Report Released March 2023

• New Core Competencies or Materials • Press Capacity Expansion • Added Material Systems or Processes • Geographic Expansions GROWTH BY ACQUISITION • New Customers • New Industries Priorities Over 50% of 2022 revenues came from processes & materials acquired since 2015 From 2015 To 2022 100% Thermosets 54% Thermosets and 46% Thermoplastics 4 processes 6 processes, plus automation and robotics 83% Truck, 9% Marine, 8% Other 44% Truck, 24% Powersports, 11% Building Products, 8% Industrials, 13% Other US 68%, Mexico 32%, Canada 0% US 38%, Mexico 36%, Canada 26% 13

TECHNICAL SOLUTION SALES Conversion Expertise for Railway Data Transmission Trough Concrete Parts Consolidation for Truck Sideboard (step rail) DLFT Hull DLFT + Structural FoamSMC Hull Integrated Material Development & Advanced Manufacturing Engineering for PWCs Structural Foam 48 pcs 1 pc Customer Benefits • Lightweight • Improved total cost • Unique / customized solution – Optimized cost vs. performance • Reduced manufacturing complexity • Unique multi-process / multi-material solution • Recyclable materials • Increased value 14

Excellence drives long term targets in range of 17-19% gross margins MANUFACTURING EXCELLENCE 15 Continuous Improvement in All PlantsImprovements in Underperforming Plants Must Win Battle Major productivity improvements Quality improvements / Scrap reductions New product launch improvements Employee engagement Asset utilization Fix or get out of underperforming business Leadership development Technical training Process optimization Automation Operational excellence audits

LEVERAGING EXISTING STRENGTHS 16 Deep Expertise Diverse Products & Processes Strategic Footprint • 40 years of leadership in structural plastics manufacturing • 20 years manufacturing in Mexico • Long standing customers and relationships • Large press expertise • Sole-source provider • Most diverse process offering in industry • Large part focus which reduces foreign competition • Both engineered & commodity materials expertise • Existing asset base located within 150 miles of most customers • High barriers to entry • Large in-place capacity with 80 presses & 40 large tonnage presses

VISION-DRIVEN, EXPERIENCED MANAGEMENT TEAM 17 Chris Highfield Executive VP of Sales Past Companies American Trim Renee Anderson Executive VP of Human Resources Past Companies Draxlmaier, Danfoss Eric Palomaki Executive VP of Operations, R&D Past Companies Acuity Brands, North American, Lighting TRW Our VISION To be the most reliable, innovative and responsive partner in material and manufacturing solutions development, while growing shareholder value by maximizing return on capital employed and Execution Excellence and adhering to our CORE values: • Be a learning organization • Have the courage to challenge • Show mutual respect • Operate with transparency Dave Duvall President, CEO Past Companies Danfoss, Carlyle Group, TI Automotive, Ford John Zimmer Executive VP, CFO, Treasurer Past Companies Parex, Upper Deck, Cardinal Health Leadership Highlights +150 years of combined experience Proven industry leaders at highly respected businesses Executed and integrated multiple acquisitions, including transformational M&A Track record of success

FINANCIALS 18

LONG TERM FINANCIAL GOALS Revenues Operating Income Return on Capital Employed Current 3 – 5 Years $377MM 4.8% 12.7% >$500MM • Organic growth • Acquisitions • Further industry diversification 8%-10% • Operational improvements • Value selling • Leverage fixed costs 14%-16% • Brick and mortar additions • Capacity expansion • Acquisitions • Working Capital Management 19

SELECTED FINANCIAL INFORMATION 20 Trailing two years of new record sales Margin impacted by inflation and raw material recoveries starting in 2021 Margins building in 2022 as Company recovers raw material costs 2022 net income includes ~ $2.4m of tax NOL benefit, $0.28 per share Two-year CAGR of 18.8% for Adjusted EBITDA dollars in millions, except per share amounts 2022 2021 2020 Total Sales 377.4$ 307.5$ 222.4$ Gross Margin 52.4$ 41.3$ 34.5$ 13.9% 13.4% 15.5% Operating Income 18.0$ 11.1$ 10.4$ 4.8% 3.6% 4.7% Net Income 12.2$ 4.7$ 8.2$ Earnings Per Share 1.44$ 0.55$ 0.98$ Adjusted EBITDA(1) 31.9$ 26.7$ 22.6$ 8.5% 8.7% 10.2% (1) Adjusted EBITDA is a non-GAAP financial measure as defined and reconciled later in this presentation.

SELECTED FINANCIAL INFORMATION 21 • 2023 focus to improve profitability • Sales growth from new customers, existing customers and price increases • EBITDA % of sales improvement steady at ~ 8.5% • Return on Capital Employed (ROCE) improvement in excess of 400bps – efficient use of capital 222 308 377 $0 $50 $100 $150 $200 $250 $300 $350 $400 2020 2021 2022 Total Sales in millions 22.6 26.7 31.9 $0 $5 $10 $15 $20 $25 $30 $35 2020 2021 2022 Adj EBITDA in millions 8.5% 10.5% 12.7% 0% 2% 4% 6% 8% 10% 12% 14% 2020 2021 2022 ROCE (1) Adjusted EBITDA and ROCE are non-GAAP financial measure as defined and reconciled later in this presentation.

CAPITALIZATION 22 $25.0 Revolver $25.0 Term Loan $25.0 Capex Facility Debt Facility (in millions) • Term Loan Interest rate fixed at 4.95% • Minimal annual debt service requirements (~$1.2mm in 2023) • $25 million Capital expenditure facility for future expansion projects

CASH FLOWS AND REINVESTMENT 23 Three Year Summary in millions Operating Cash Flows Sustaining Capex Growth Capex Free Cash Flows Free Cash Flows Excluding Growth Capex 2020 28.2$ 1.3$ 2.4$ 24.5$ 26.9$ 2021 12.5$ 6.3$ 5.1$ 1.1$ 6.2$ 2022 19.0$ 7.8$ 8.8$ 2.4$ 11.2$ Total 59.7$ 15.4$ 16.3$ 28.0$ 44.3$ 3 Year Avg. 19.9$ 5.1$ 5.4$ 9.3$ 14.8$ ~$60M Operating cash flow $28M 3-year free cash flows $16M Reinvestment to support Company growth excluding growth capex $44M

CONTACTS 24 Company Contact John Zimmer Chief Financial Officer 614.870.5604 Investor Contact Sandy Martin / Steven Hooser Three Part Advisors 214.616.2207

APPENDIX 25

NET INCOME (LOSS) TO ADJUSTED EBITDA RECONCILIATION (1) Reflects Cincinnati facility closing. Reconciliation of GAAP to Non-GAAP Financial Measures * Adjusted EBITDA represents net income before, as applicable from time to time, (i) interest expense, net, (ii) provision (benefit) for income taxes, (iii) depreciation and amortization of long-lived assets, (iv) share based compensation expense, (v) non-reoccurring charges including restructuring costs, plant closure costs, goodwill impairment charges, (vi) nonrecurring legal settlement costs and associated legal expenses unrelated to the Company's core operations. This metrics is a supplemental measures of our operating performance that are neither required by, nor presented in accordance with, GAAP. This measure has limitations as an analytical tool and should not be considered in isolation or as an alternative to performance measure derived in accordance with GAAP as an indicator of our operating performance. We present Adjusted EBITDA because management uses this measure as key performance indicators, and we believe that securities analysts, investors and others use this measure to evaluate companies in our industry. Our calculation of this measure may not be comparable to similarly named measures reported by other companies. The above table presents a reconciliation of net income (loss), the most directly comparable measure calculated in accordance with GAAP, to Adjusted EBITDA for the periods presented. 26

in thousands 2022 2021 2020 EBIT 18,003$ 11,068$ 10,390$ Plant Closure Costs(1) - 2,581 - Adjusted EBIT 18,003$ 13,649$ 10,390$ Shareholders' Equity 116,125$ 100,095$ 93,932$ Debt Short Term portion of Term Debt 1,208 3,943 2,535 Long Term portion of Term Debt 22,986 21,251 25,198 Revolver 1,864 4,424 420 Total Capital Employed 142,183$ 129,713$ 122,085$ Year-End ROCE 12.7% 10.5% 8.5% YEAR-END AND RETURN ON CAPITAL EMPLOYED (“ROCE”) RECONCILIATION 27 (1) Reflects Cincinnati facility closing. Reconciliation of GAAP to Non-GAAP Financial Measures * Return on Capital Employed represents net income before, as applicable from time to time, (i) interest expense, net, (ii) provision (benefit) for income taxes, (iii) restructuring and plant closure costs, (iv) nonrecurring legal settlement costs and associated legal expenses unrelated to the Company's core operations divided by Total Capital Employed which includes (i) Shareholders’ Equity, (ii) term debt, and (iii) revolving debt. This metrics is a supplemental measure of our operating performance that are neither required by, nor presented in accordance with, GAAP. This measure has limitations as an analytical tool and should not be considered in isolation or as an alternative to performance measure derived in accordance with GAAP as an indicator of our operating performance. We present ROCE because management uses this measure as key performance indicators, and we believe that securities analysts, investors and others use these measures to evaluate companies in our industry. Our calculation of this measure may not be comparable to similarly named measures reported by other companies.